UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2024

RENOVARO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38751	45-2559340
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2080 Century Park East, Suite 906

Los Angeles, CA 90067
 (Address of principal executive offices)

+1 (305) 918-1980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	RENB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Consulting Agreement with Interim Chief Financial Officer

Effective November 4, 2024, the Company entered into an amended and restated consulting agreement (the “A&R Consulting Agreement”) with Tarsh PB Advisors with respect to Simon Tarsh’s service as the Company’s Interim Chief Financial Officer. Pursuant to the A&R Consulting Agreement, in exchange for Mr. Tarsh’s full-time service as the Company’s Interim Chief Financial Officer, the Company will pay Tarsh PB Advisors $25,000 per month. In addition, Tarsh PB Advisors may be entitled to an additional payment in the amount of up to 30% of the consideration paid under the A&R Consulting Agreement upon the achievement of certain milestones prior to the termination of the A&R Consulting Agreement. In addition, Mr. Tarsh received (i) a bonus of $29,063 on October 31, 2024 and will be paid an additioanl bonus of $29,063 on November 30, 2024 and (ii) received 58,500 stock options that will vest upon the termination date if the Company hires a new CFO prior to such date. The A&R Consulting Agreement has a term of three months from the date of the Agreement and may be renewed for successive one month terms. The A&R Consulting Agreement may be terminated by any party upon thirty days advance written notice.

The A&R Consulting Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the A&R Consulting Agreement is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Consulting Agreement, dated November 4, 2024, by and between Renovaro Inc. and Tarsh PB Advisors LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVARO INC.

By:	/s/ Simon Tarsh
Name: Simon Tarsh Title: Interim Chief Financial Officer

Date: November 8, 2024